--------------------------
MFS(R) INSTITUTIONAL TRUST
--------------------------

NOVEMBER 1, 2003

[logo] M F S(R)
INVESTMENT MANAGEMENT

                                                                    PROSPECTUS
--------------------------------------------------------------------------------

This Prospectus describes one fund of the MFS Institutional Trust (referred to as the Trust):

 1. MFS INSTITUTIONAL LARGE CAP VALUE FUND (referred to as the Large Cap Value
    Fund) seeks capital appreciation.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
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TABLE OF CONTENTS
-----------------
                                                                     Page

I       Expense Summary ............................................       1
II      Risk Return Summary ........................................       2
         1. Large Cap Value Fund ...................................       2
III     Certain Investment Strategies and Risks ....................       6
IV      Management of the Fund .....................................       7
V       Description of Shares ......................................       8
VI      How to Purchase, Exchange and Redeem Shares ................       9
VII     Other Information ..........................................      12
VIII    Financial Highlights .......................................      14
        Appendix A -- Investment Techniques and Practices ..........     A-1

------------------
I EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the expenses that you may pay when you hold shares of the fund.

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ..........................................................................

                                                      LARGE CAP
                                                        VALUE
                                                        FUND
                                                   ---------------
    Management Fee ..............................       0.60 %
    Other Expenses(1) ...........................       0.15 %
                                                        -----
    Total Annual Fund Operating Expenses ........       0.75 %
        Fee Waiver/Expense Reimbursement ........      (0.20)%(1)
                                                        -----
        Net Expenses(2) .........................       0.55 %

    (1) Massachusetts Financial Services Company (referred to as MFS or the adviser) has contractually agreed to waive a portion of the management fee paid by Large Cap Value Fund equal to 0.05% annually, and MFS or an affiliate has contractually agreed to bear the fund's expenses, such that "Other Expenses," after taking into account the expense offset and brokerage arrangements described below, do not exceed 0.00% for Large Cap Value Fund.
    (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.

o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:
                                                       PERIOD
                                       ----------------------------------------
    SERIES                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
    ---------------------------------------------------------------------------
    Large Cap Value Fund                  $56       $220      $397      $912

-----------------------
II RISK RETURN SUMMARY
-----------------------

    OTHER INVESTMENT STRATEGIES OF THE FUND DESCRIBED UNDER THE CAPTION "CERTAIN INVESTMENT STRATEGIES AND RISKS."

    1:  LARGE CAP VALUE FUND
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The fund's investment objective is capital appreciation. This objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The fund invests, under normal market conditions, at least 80% of its net assets in equity securities of large capitalization companies that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. While the fund generally seeks to outperform the Russell 1000 Value Index with less volatility, and to perform in the top quartile of comparable funds over three to five year time periods, there is no assurance that the fund will achieve this goal. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates relative to the companies in the Russell 1000 Growth Index. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the fund may invest in companies of any size, the fund generally focuses on companies with large market capitalizations. Large capitalization companies are defined as those companies with market capitalizations of at least $5 billion. Equity securities may be listed on a securities exchange or traded in the OTC markets.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

o   PRINCIPAL RISKS

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Market Risk: This is the risk that the price of a securitiy held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Large-Cap Value Company Risk: Prices of value company securities held by the fund may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. If anticipated events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of value securities may not rise as expected or may fall. Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize smaller cap companies.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o the fund's returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund for each calendar year since it was first offered, assuming the reinvestment of distributions.

                         2002            (14.27)%

    The total return for the year-to-date period ended September 30, 2003 was 10.01%. During the period shown in the bar chart, the highest quarterly return was 5.92% (for the calendar quarter ended December 31, 2002) and the lowest quarterly return was (15.54)% (for the calendar quarter ended September 30, 2002).

    PERFORMANCE TABLE

    This table shows how the fund's average annual total returns before the deduction of taxes ("Returns Before Taxes") compare to a broad measure of market performance and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

    o after the deduction of taxes on distributions made on the fund's shares, such as capital gain and income distributions ("The Fund's Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on the fund's shares and redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of the Fund's Shares").

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)
    ............................................................................
    RETURNS BEFORE TAXES                                       1 Year      Life#
    The Fund's                                                (14.27)%  (10.72)%

    RETURNS AFTER TAXES
    The Fund's Return After Taxes on Distributions            (14.83)%  (11.19)%
    The Fund's Return After Taxes on Distributions
      and Sale of the Fund's Shares                            (8.76)%   (8.72)%

    RETURNS BEFORE TAXES - CONTINUED
    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    Russell 1000 Value Index*+                                (15.52)%  (12.04)%

    ------
     # "Life" refers to the period from the commencement of the fund's investment operations, May 1, 2001 through December 31, 2002. Index return is from May 1, 2001.
     + Source: Standard & Poor's Micropal, Inc.
     * The Russell 1000 Value Index is a broad-based unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates relative to the companies in the Russell 1000 Growth Index.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

--------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
--------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    The fund may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the fund and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this prospectus and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (please see back cover for address and telephone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

-------------------------
IV MANAGEMENT OF THE FUND
-------------------------

o   INVESTMENT ADVISER

    MFS is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $128.7 billion as of September 30, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution. For these services, the fund pays MFS an annual management fee. The effective rate of the management fee paid by the fund to MFS is reflected in the "Expense Table."

o   PORTFOLIO MANAGERS

               FUND                             PORTFOLIO MANAGERS
               ----                             ------------------

    Large Cap Value Fund         The fund is managed by a team of portfolio
                                 managers. Lisa B. Nurme, a Senior Vice
                                 President of MFS, has been the portfolio manager of the fund since its inception. Ms.
                                 Nurme has been employed in the investment management area of the adviser since 1987.
                                 Steven R. Gorham, a Senior Vice President of
                                 MFS, has been a portfolio manager of the fund since January 2002. Mr. Gorham has been employed in the investment management area of the adviser since 1992.

o   ADMINISTRATOR

    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it is entitled to receive compensation from the fund.

------------------------
V DESCRIPTION OF SHARES
------------------------

    The fund is designed for sale to institutional investor clients of MFS and MFS Institutional Advisors, Inc. and other similar investors. The fund offers a single class of shares, which are not subject to a sales charge or any Rule 12b-1 distribution and service fees.

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------

    You may purchase, exchange and redeem shares of a fund in the manner described below.

o   HOW TO PURCHASE SHARES

    Shares may be purchased through MFD in cash or in-kind without a sales charge at their net asset value next computed after acceptance of the purchase order. The minimum initial investment is generally $3 million (generally $1 million in the case of purchases by bank trust departments for their clients). There is no minimum on additional investments.

    OPENING AN ACCOUNT: Payments by check should be made to the order of [insert name of fund] and sent to that particular fund as follows: MFS Service Center, Inc., P.O. Box 1400, Boston, MA 02107-9906. Payments of federal funds should be sent by wire to the custodian of the fund as follows: State Street Bank and Trust Company, Attn: Mutual Funds Division, for the account of: [Shareholder's name], Re: [insert name of fund] (Account No. 99034795) and Wire Number: [Assigned by telephone].

      Information on how to wire federal funds is available at any national bank or any state bank which is a member of the Federal Reserve System. Shareholders should also mail the completed Account Application to the MFSC.

      A shareholder must first telephone MFSC (see back cover for telephone number) to advise of its intended action and, if funds are to be wired, to obtain a wire order number.

    IN-KIND PURCHASES: Shares of the fund may be purchased with securities acceptable to that particular fund. A fund need not accept any security offered for an in-kind purchase unless it is consistent with that fund's investment objective, policies and restrictions and is otherwise acceptable to the fund. Securities accepted in-kind for shares will be valued in accordance with the fund's usual valuation procedures (see "Net Asset Value" below). Investors interested in making an in-kind purchase of fund shares must first telephone MFSC (see back cover for telephone number) to advise of its intended action and obtain instructions for an in-kind purchase.

    VERIFICATION OF IDENTITY: The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the funds may not be able to open your account. The fund must also take certain steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

o   HOW TO EXCHANGE SHARES

    If available, you can exchange your shares for shares of any of the other funds in the trust, which are described in a separate prospectus, at net asset value by contacting MFSC (see back cover for telephone number). Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by MFSC in proper form (see "Redemptions" below). If you use an Exchange Request to open a new account with one of the other funds described in this prospectus, the exchange must involve shares having an aggregate value of at least $3 million (generally $1 million in the case of purchases by bank trust departments for their clients).

      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. Other limitations and market timing policies are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Excessive Trading Practices." You should read the description of the fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

o   HOW TO REDEEM SHARES

    You may redeem your shares by contacting the MFSC. Redemptions may be in cash or, at the fund's discretion, by distribution in-kind of securities from a fund's portfolio. The securities distributed are selected by MFS in light of the fund's objective and may not represent a pro rata distribution of each security held in the fund's portfolio. In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).

      Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, a fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

      The fund reserves the right to redeem shares in your account for their then-current value (which you will be promptly paid) if at any time the total investment in the account drops below $500,000 because of redemptions and exchanges. You will be notified when the value of the account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

    REDEEMING DIRECTLY THROUGH MFSC.

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may make certain de minimis exceptions to these requirements.

o   OTHER CONSIDERATIONS

    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The fund reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

    EXCESSIVE TRADING PRACTICES. The MFS funds do not permit market-timing or other excessive trading practices that may disrupt portfolio management strategies and harm fund performance. As noted above, the MFS funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. The MFS funds will exercise these rights, including rejecting or cancelling purchase and exchange orders, delaying for up to two business days the processing of exchange requests, restricting the availability of purchases and exchanges through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer service, if an investor's trading, in the judgment of the MFS funds, has been or may be disruptive to a fund. In making this judgment, the MFS funds may consider trading done in multiple accounts under common ownership or control.

----------------------
VII OTHER INFORMATION
----------------------

o   PRICING OF FUND SHARES

    The price of the fund's shares is based on its net asset value. The net asset value of the fund's shares is determined once each day, during which the New York Stock Exchange (NYSE) is open for trading, as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The NYSE is closed on most national holidays and Good Friday. To determine net asset value, the fund values its assets at current market values, or at fair value as determined by the adviser under the direction of the Board of Trustees that oversees the fund if the Trustees determine that the current market price does not constitute fair value.

    The securities held by a fund that trades in foreign markets are usually valued on the basis of the most recent closing market prices in those markets. Most foreign markets close before the fund's valuation time. For example, for securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old at 4:00 p.m., Eastern time. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and the fund's valuation time will not be reflected in a fund's net asset value. However, if a determination is made that such developments are so significant that they will clearly and materially affect the value of a fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the fund's valuation time. A fund may fair value securities in other situations; for example, when a particular foreign market is closed but the fund is open.

    You will receive the net asset value next calculated, after the deduction of any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:

    o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

    o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

    Certain funds may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of a fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

o   DISTRIBUTIONS

    The fund intends to declare and pay substantially all of its net investment income to its shareholders as dividends on an annual basis. Any realized net capital gains are distributed at least annually.

o   TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as a fund qualifies for treatment as a regulated investment company (which the fund has done in the past and intends to do in the future), it pays no federal income tax on the earnings and gains it distributes to its shareholders.

      Shares of the fund are offered to separate accounts and to qualified retirement and pension plans. You should consult with the company that issued your contract or plan sponsor to understand the federal tax treatment of your investment.

o   UNIQUE NATURE OF SERIES

    MFS may serve as the investment adviser to other funds that have investment goals and principal investment policies and risks similar to those of the fund and that may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the fund and these similar products, including differences in sales charges, expense ratios and cash flows.

--------------------------
VIII FINANCIAL HIGHLIGHTS
--------------------------

    The financial highlights table is intended to help you understand the fund's financial performance for the past five years, or, if a fund has not been in operation that long, since the time it commenced investment operations.
    The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's annual report to shareholders. The fund's annual report is available upon request by contacting MFSC (see back cover for address and phone number). These financial statements are incorporated by reference into the SAI. The fund's independent auditors are Deloitte & Touche LLP.

    LARGE CAP VALUE FUND
    .................................................................................................................
                                                                       YEAR ENDED JUNE 30,
                                                                 -------------------------------         PERIOD ENDED
                                                                       2003                 2002       JUNE 30, 2001*
    -----------------------------------------------------------------------------------------------------------------
    PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
    Net asset value - beginning of period .....................      $ 9.20               $ 9.91               $10.00
                                                                     ------               ------               ------
    Income from investment operations# -
      Net investment income(S) ................................      $ 0.16               $ 0.16               $ 0.02
      Net realized and unrealized loss on investments and
        foreign currency ......................................       (0.51)               (0.82)               (0.11)
                                                                     ------               ------               ------
          Total from investment operations ....................      $(0.35)              $(0.66)              $(0.09)
                                                                     ------               ------               ------
    Less distributions declared to shareholders from net
    investment income .........................................      $(0.14)              $(0.05)              $ --
                                                                     ------               ------               ------
    Net asset value - end of period ...........................      $ 8.71               $ 9.20               $ 9.91
                                                                     ------               ------               ------
    Total return ..............................................       (3.69)%              (6.64)%              (0.90)%++
        RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
      Expenses## ..............................................        0.55%                0.55%                0.55%+
      Net investment income ...................................        2.05%                1.64%                1.73%+
    PORTFOLIO TURNOVER ........................................          68%                  60%                  11%
    NET ASSETS AT END OF PERIOD (000 OMITTED) .................    $135,005              $69,242              $12,018

    (S) The investment adviser contractually agreed under a temporary expense agreement to pay all the fund's operating expenses, exclusive of management fee in excess of 0.00% of average daily net assets. In addition, the investment adviser contractually agreed to waive a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

        Net investment income (loss) ..........................      $ 0.15               $  0.14              $(0.03)
            RATIOS (TO AVERAGE NET ASSETS):
          Expenses## ..........................................        0.76%                 0.77%               4.88%+
          Net investment income (loss) ........................        1.84%                 1.42%              (2.60)%+

     * For the period from the commencement of the fund's investment operations, May 1, 2001, through June 30, 2001.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from fees paid indirectly.

----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
    SYMBOLS          x  permitted          -- not permitted
    --------------------------------------------------------------------------

    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                        x
        Corporate Asset-Backed Securities                                x
        Mortgage Pass-Through Securities                                 x
        Stripped Mortgage-Backed Securities                              x
      Corporate Securities                                               x
      Loans and Other Direct Indebtedness                                x
      Lower Rated Bonds                                                  x
      Municipal Bonds                                                    x
      U.S. Government Securities                                         x
      Variable and Floating Rate Obligations                             x
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds           x
    Equity Securities                                                    x
    Foreign Securities Exposure
      Brady Bonds                                                       --
      Depositary Receipts                                                x
      Dollar-Denominated Foreign Debt Securities                        --
      Emerging Markets                                                  --
      Foreign Securities                                                 x*
    Forward Contracts                                                    x
    Futures Contracts                                                    x
    Indexed Securities/Structured Products                               x
    Inverse Floating Rate Obligations                                   --
    Investment in Other Investment Companies
      Open-End Funds                                                     x
      Closed-End Funds                                                   x
    Lending of Portfolio Securities                                      x
    Leveraging Transactions
      Bank Borrowings                                                   --
      Mortgage "Dollar-Roll" Transactions                                x
      Reverse Repurchase Agreements                                     --
    Options
      Options on Foreign Currencies                                      x
      Options on Futures Contracts                                       x
      Options on Securities                                              x
      Options on Stock Indices                                           x
      Reset Options                                                      x
      "Yield Curve" Options                                              x
    Repurchase Agreements                                                x
    Short Sales                                                         --
    Short Term Instruments                                               x
    Swaps and Related Derivative Instruments                             x
    Temporary Borrowings                                                 x
    Temporary Defensive Positions                                        x
    "When-Issued" Securities                                             x

    ---------
    * U.S. exchange-listed foreign securities only.

MFS(R) INSTITUTIONAL TRUST

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions on the fund's investment strategy and on performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated November 1, 2003 provides more detailed information about the fund and is incorporated into this prospectus by reference.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-637-2262

Information about the fund (including the prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

    The Trust's Investment Company Act file number is 811-6174.

                                                         MFSI-APRO  11/03  11M